Goodwill and Intangible Assets, Net - Estimated Future Amortization Expense (Detail) - USD ($) $ in Thousands	Sep. 30, 2023	Sep. 30, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
2024	$ 52,679
2025	47,868
2026	34,959
2027	23,610
2028	16,748
Thereafter	5,675
Total	$ 181,539	$ 178,312